UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2009


                                MIDEX GOLD, CORP.
               (Exact name of registrant as specified in charter)

           Nevada                      333-150784                   N/A
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           Kanonyele, Box 55758
         Dar es Salaam, Tanzania                                    N/A
(Address of principal executive offices)                         (Zip Code)

                                +255 788 364 496
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e -4(c))
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ITEM 5.02. DEPARTURE OF CERTAIN OFFICERS APPOINTMENT OF CERTAIN OFFICERS.

On August 31, 2009, Midex Gold, Corp. (the "Company") received resignation notice from Vera Vechera from all of her positions with the Company, including, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on its Board of Directors.

Ms. Vechera's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On August 31, 2009, the Company appointed Morgan Magella, its current President, as its new Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

On August 31, 2009, a majority of the Company's shareholders elected, by written consent without a meeting, Morgan Magella as a Director on its Board of Directors to fill the vacancy created by Ms. Vechera's resignation.

Mr. Magella has an extensive background in geology. For the past nine years, Mr. Magella has been the Chief Geologist for GD Exploration, a private company, based in the Peoples Republic of Congo.

Mr. Magella will serve as our officer and director until his duly elected successor is appointed or he resigns. There are no arrangements or understandings between him and any other person pursuant to which he was selected as an officer or director. There are no family relationship between Mr. Magella and any of our officers or directors. Mr. Magella has not held any directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

ITEM 8.01. OTHER EVENTS.

On July 31, 2009, Midex Gold Corp. (the "Company") filed a Certificate of Amendment with the Secretary of State of Nevada, with an effective date of August 10, 2009, effecting a 5 for 1 forward-split of the Company's issued and outstanding common shares.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

The forward split was approved by a majority of the Company's shareholders on July 31, 2009.

The forward split of the Company's issued and outstanding common shares is payable upon surrender of existing certificates to the Company's transfer agent.

Effective September 2, 2009, the Company will begin to trade on the Over the Counter Bulleting under the new ticker symbol "MXGD", which reflects the forward split.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number             Description of Exhibit
--------------             ----------------------

    3.1                   Certificate of Amendment

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MIDEX GOLD, CORP.


Date: September 3, 2009                      By: /s/ Morgan Magella
                                                --------------------------------
                                                Morgan Magella, President


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